                                                                                                                     EXHIBIT (10)(e)

                                          AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")
                                                    Home Office: Houston, Texas

                                    VARIABLE UNIVERSAL LIFE INSURANCE SUPPLEMENTAL APPLICATION
                          (This supplement must accompany the appropriate application for life insurance.)

-----------------------------------------------------------------------------------------------------------------------------------
                                                   PART 1. APPLICANT INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
Supplement to the application on the life of_________________________________________________________, dated ______________________
------------------------------------------------------------------------------------------------------------------------------------
                                              PART 2. INITIAL ALLOCATION PERCENTAGES
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPTIONS: In the "Premium Allocation" column, indicate how each premium received is to be allocated. In the "Deduction
Allocation" column, indicate which investment options are to be used for the deduction of monthly account charges. Total allocations in each column must equal 100%. Use whole percentages only.

                                             PREMIUM    DEDUCTION                                               PREMIUM   DEDUCTION
DIVISIONS                                   ALLOCATION  ALLOCATION  DIVISIONS                                  ALLOCATION ALLOCATION
------------------------------------------------------------------  ---------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS                                        PIMCO VARIABLE INSURANCE TRUST
 AIM V.I. International Growth Division (85)  _____%     _____%      PIMCO Real Return Division (125)              _____%     _____%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                           PIMCO Total Return Division (126)             _____%     _____%
 VP Value Division (86)                       _____%     _____%     PUTNAM VARIABLE TRUST
FIDELITY VARIABLE INSURANCE PRODUCTS FUND                            Putnam VT Diversified Income Division (92)    _____%     _____%
 VIP Equity-Income Division (121)             _____%     _____%      Putnam VT Small Cap Value Division (93)       _____%     _____%
 VIP Growth Division (122)                    _____%     _____%      Putnam VT Vista Division (94)                 _____%     _____%
 VIP Contrafund Division (123)                _____%     _____%      Putnam VT Voyager Division (95)               _____%     _____%
 VIP Asset Manager Division (124)             _____%     _____%     VALIC COMPANY I
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                 International Equities Division (81)          _____%     _____%
 Franklin Small Cap Division (96)             _____%     _____%      Mid Cap Index Division (82)                   _____%     _____%
 Templeton Foreign Securities Division (97)   _____%     _____%      Money Market I Division (83)                  _____%     _____%
MFS VARIABLE INSURANCE TRUST                                         Stock Index Division (84)                     _____%     _____%
 MFS Emerging Growth Division (87)            _____%     _____%     VAN KAMPEN LIFE INVESTMENT TRUST
 MFS New Discovery Division (88)              _____%     _____%      Emerging Growth Division (98)                 _____%     _____%
 MFS Total Return Division (89)               _____%     _____%      Government Division (99)                      _____%     _____%
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                           Other:_________________________________       _____%     _____%
 Partners Division (90)                       _____%     _____%
OPPENHEIMER VARIABLE ACCOUNT FUNDS
 Oppenheimer High Income Division/VA (91)     _____%     _____%
------------------------------------------------------------------------------------------------------------------------------------
                                                   PART 3. DOLLAR COST AVERAGING
------------------------------------------------------------------------------------------------------------------------------------
DOLLAR COST AVERAGING: ($5,000 MAXIMUM BEGINNING ACCUMULATION VALUE) An amount can be systematically transferred from the Money
Market I Fund (83) and transferred to one or more of the investment divisions below. Please refer to the prospectus for more information on the Dollar Cost Averaging option.

DAY OF THE MONTH FOR TRANSFERS: ________________________ (Choose a day of the month between 1-28.)
FREQUENCY OF TRANSFERS:       [_] Monthly   [_] Quarterly    [_]  Semiannually    [_] Annually
TRANSFER $______________________ ($100 MINIMUM, WHOLE DOLLARS ONLY) from the Money Market I Fund (83) to the following division(s):

 International Equities Division (81)          $__________    Putnam VT Voyager Division (95)                       $__________
 Mid Cap Index Division (82)                   $__________    Franklin Small Cap Division (96)                      $__________
 Stock Index Division (84)                     $__________    Templeton Foreign Securities Division (97)            $__________
 AIM V.I. International Growth Division (85)   $__________    Emerging Growth Division (98)                         $__________
 VP Value Division (86)                        $__________    Government Division (99)                              $__________
 MFS Emerging Growth Division (87)             $__________    VIP Equity-Income Division (121)                      $__________
 MFS New Discovery Division (88)               $__________    VIP Growth Division (122)                             $__________
 MFS Total Return Division (89)                $__________    VIP Contrafund Division (123)                         $__________
 Partners Division (90)                        $__________    VIP Asset Manager Division (124)                      $__________
 Oppenheimer High Income Division/VA (91)      $__________    PIMCO Real Return Division (125)                      $__________
 Putnam VT Diversified Income Division (92)    $__________    PIMCO Total Return Division (126)                     $__________
 Putnam VT Small Cap Value Division (93)       $__________    Other: _______________________________________        $__________
 Putnam VT Vista Division (94)                 $__________
------------------------------------------------------------------------------------------------------------------------------------
                                                   PART 4. AUTOMATIC REBALANCING
------------------------------------------------------------------------------------------------------------------------------------
AUTOMATIC REBALANCING: ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) Variable division assets will be automatically rebalanced based on the premium percentages designated in Part 2. Please refer to the prospectus for more information on the Automatic Rebalancing option.
                                             [_] CHECK HERE FOR AUTOMATIC REBALANCING.
FREQUENCY:    [_] Quarterly     [_] Semiannually      [_] Annually
NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.
------------------------------------------------------------------------------------------------------------------------------------
AGLC 0091                                                    PAGE 1 OF 2                                                       0502

                                              AMERICAN GENERAL LIFE INSURANCE COMPANY
                                                    Home Office: Houston, Texas

------------------------------------------------------------------------------------------------------------------------------------
                                                  PART 5. TELEPHONE AUTHORIZATION
------------------------------------------------------------------------------------------------------------------------------------
I (or we, if Joint Owners), hereby authorize American General Life Insurance Company ("AGL") to act on telephone instructions to transfer values among the variable divisions and to change allocations for future purchase payments and monthly deductions given by:
(INITIAL APPROPRIATE BOX BELOW.)
[_] Policy Owner(s) ONLY--if Joint Owners, either of us acting independently.
[_] Policy Owner(s) OR the Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

AGL and any person designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions received and acted on in good faith, including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone transaction, I will notify
AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus.
This authorization will remain in effect until my written notice of its revocation is received by AGL at its home office.

[_] INITIAL HERE TO DECLINE THE ABOVE TELEPHONE AUTHORIZATION.

------------------------------------------------------------------------------------------------------------------------------------
                                                PART 6. MODIFIED ENDOWMENT CONTRACT
------------------------------------------------------------------------------------------------------------------------------------
If any premium payment causes the policy to be classified as a modified endowment contract under Section 7702A of the United States
Internal Revenue Code, there may be potentially adverse U.S. tax consequences. Such consequences include: (1) withdrawals or loans being taxed to the extent of gain; and (2) a 10% penalty tax on the taxable amount. In order to avoid modified endowment status, I request any excess premium that could cause such status to be refunded.
------------------------------------------------------------------------------------------------------------------------------------
                                       PART 7. SUITABILITY (ALL QUESTIONS MUST BE ANSWERED.)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  YES      NO
1. Have you, the Proposed Insured or Owner (if different), received the variable universal life insurance         [_]     [_]
   policy prospectus and the prospectuses describing the investment options?
   (If "yes," please furnish the Prospectus dates.)
           Variable Universal Life Insurance Policy Prospectus:        _____________________________________
           Supplements (if any):                                       _____________________________________
2. Do you understand that under the Policy applied for:
   a. THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR DECREASE, DEPENDING ON THE
      INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT?                                                              [_]     [_]

   b. THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT EXPERIENCE OF THE
      SEPARATE ACCOUNT AND CERTAIN EXPENSE DEDUCTIONS?                                                            [_]     [_]

   c. The Policy is designed to provide life insurance coverage and to allow for the accumulation of values
      in the Separate Account?                                                                                    [_]     [_]
3. Do you believe the Policy you selected meets your insurance and investment objectives and your anticipated
   financial needs?                                                                                               [_]     [_]
------------------------------------------------------------------------------------------------------------------------------------
Signed at: _________________________________________________________________   Date: _____________________________________________
            CITY                                                     STATE

   X___________________________________________________________     X_____________________________________________________________
    SIGNATURE OF PRIMARY PROPOSED INSURED                            SIGNATURE OF REGISTERED REPRESENTATIVE

   X___________________________________________________________     X_____________________________________________________________
    SIGNATURE OF OWNER (if different from Proposed Insured)          PRINT NAME OF BROKER/DEALER

   X___________________________________________________________
    SIGNATURE OF JOINT OWNER (if applicable)

------------------------------------------------------------------------------------------------------------------------------------
AGLC 0091                                                  PAGE 2 OF 2                                                          0502